P&D Draft
                                                                          5/3/01


================================================================================



                               WMECO FUNDING LLC,

                                 AS NOTE ISSUER

                                       AND

                MASSACHUSETTS RRB SPECIAL PURPOSE TRUST WMECO-1,

                              AS CERTIFICATE ISSUER



                            ------------------------

                             NOTE PURCHASE AGREEMENT

                            DATED AS OF MAY 17, 2001

                            ------------------------



================================================================================

         NOTE PURCHASE AGREEMENT (this "Agreement") dated as of May 17, 2001, between WMECO FUNDING LLC, a Delaware limited liability company (the "Note Issuer"), and Massachusetts rrb Special Purpose Trust WMECO-1, a Delaware business trust (the "Certificate Issuer ") formed under the Declaration of Trust.


                                    RECITALS

         A. Capitalized terms used herein without definition shall have the meanings ascribed to them in that certain Note Indenture (the "Note Indenture"), dated as of May 17, 2001, between Note Issuer and The Bank of New York, a New York banking corporation, as trustee (the "Note Trustee"), which is incorporated herein by this reference.

         B. On the Issuance Date, and on the terms set forth herein, the Note Issuer has agreed to sell to the Certificate Issuer and the Certificate Issuer has agreed to purchase from the Note Issuer $155,000,000 in principal amount of WMECO Funding LLC Notes (the "Notes"), issued pursuant to the Note Indenture.


                                    AGREEMENT

         NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Note Issuer and the Certificate Issuer agree as follows:

1.       SALE OF NOTES

         a. AUTHORIZATION OF NOTES.

         On or before the Issuance Date, the Note Issuer shall have caused to be authorized pursuant to the Note Indenture the issuance of the Notes in such classes and principal amounts as set forth in Schedule 1(a) attached hereto and incorporated herein by this reference.

         b. ISSUANCE AND PURCHASE.

         On the basis of the representations, warranties and covenants contained in this Agreement and in the Note Indenture (collectively, the "Note Purchase Documents"), and subject to the terms and conditions of the Note Purchase Documents, the Note Issuer agrees to issue and sell to the Certificate Issuer, and the Certificate Issuer agrees to purchase from the Note Issuer, the Notes set forth in Schedule 1(a) hereto. The purchase price of each class of Notes is set forth in Schedule 1(a) attached hereto, and the aggregate purchase price of the Notes shall be an amount equal to the proceeds net of underwriting discounts and commissions to the Certificate Issuer set forth in Schedule I to the Underwriting Agreement dated as of May [__], 2001 (the "Underwriting Agreement"), among Western Massachusetts Electric Company, the Note Issuer and the underwriters named therein, for whom Lehman Brothers Inc. and Salomon Smith Barney Inc. are acting as representatives.

         c. DELIVERY.

         Delivery of, and payment of the purchase price for the Notes shall be made by federal wire transfer of immediately available funds as early as possible after 9:00 a.m. (E.S.T.) on the Issuance Date to an account designated by the Note Issuer not later than the Business Day prior to the Issuance Date.

2.       CONDITIONS PRECEDENT

         The obligations of the Certificate Issuer to purchase the Notes under this Agreement are subject to the satisfaction of each of the following conditions:

         a. REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Note Issuer contained in this Agreement shall be true and correct in all material respects on the Issuance Date with the same force and effect as if made on and as of the Issuance Date.

         b. RATINGS. Neither the Notes nor the Certificates shall have received a lower rating by any Rating Agency than that on which the Notes or the Certificates, respectively, were marketed.

         c. OFFICER'S CERTIFICATE. The Certificate Trustee, on behalf of the Certificate Issuer, shall have received on the Issuance Date an Officer's Certificate dated the Issuance Date confirming the matters set forth in Sections 2(a) and 2(b).

         d. NOTE INDENTURE. The Certificate Trustee, on behalf of the Certificate Issuer, shall have received a copy of the executed Note Indenture (certified by an Authorized Officer of the Note Issuer) which shall have been entered into by the Note Issuer and the Note Trustee.

         e. NOTE ISSUER PERFORMANCE. The Note Issuer shall not have failed on or prior to the Issuance Date to perform or comply in any material respect with any of the agreements herein contained and required to be performed or complied with by the Note Issuer on or prior to the Issuance Date.

3.       REPRESENTATIONS AND WARRANTIES

         To induce the Certificate Issuer to enter into this Agreement and to purchase the Notes, the Note Issuer represents and warrants to the Certificate Issuer on the date of this Agreement that the following statements are true and correct:

         a. LEGAL EXISTENCE, ETC. The Note Issuer has been duly formed and is validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has the limited liability power and authority to carry on its business as described in the Registration Statement covering the Notes (the "Registration Statement") and to own its properties, and is registered to transact business in The Commonwealth of Massachusetts.

         b. DUE AUTHORIZATION. This Agreement has been duly authorized, executed and delivered by the Note Issuer.

         c. NOTE INDENTURE. The Note Indenture has been duly authorized by the
Note Issuer and, on the Issuance Date, will have been validly executed and delivered by the Note Issuer. When the Note Indenture has been duly executed and delivered by the Note Issuer, the Note Indenture will be a valid and binding agreement of the Note Issuer, enforceable against the Note Issuer in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent transfer and other laws relating to or affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability. On the Issuance Date, the Note Indenture will conform in all material respects to the requirements of the Trust Indenture Act, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

         d. NOTES. The Notes have been duly authorized and, on the Issuance Date, will have been validly executed and delivered by the Note Issuer. When the Notes have been issued, executed and authenticated in accordance with the provisions of the Note Indenture and delivered to and paid for by the Certificate Issuer in accordance with the terms of this Agreement, the Notes will be entitled to the benefits of the Note Indenture and will be valid and binding obligations of the Note Issuer, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent transfer and other laws relating to or affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

         e. NO DEFAULT. No Default or Event of Default under the Note Indenture would occur as a result of the sale of the Notes pursuant to the terms hereof.

         f. NO CONSENTS; NO CONFLICTS. The execution, delivery and performance of this Agreement and the other Basic Documents by the Note Issuer, compliance by the Note Issuer with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as has been obtained or may be required under the laws of The Commonwealth of Massachusetts, the Statute, the Securities Act, the Public Utilities Holding Company Act of 1935, as amended (the "1935 Act") or the securities or blue sky laws of the various states), (ii) conflict with or constitute a material breach of any of the terms or provisions of, or a default under, the limited liability company agreement of the Note Issuer, (iii) violate or conflict in any material respect with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Note Issuer or its property, (iv) result in the imposition or creation of a lien under, any agreement or instrument to which the Note Issuer is a party or by which the Note Issuer or its respective property is bound, except as may be created or imposed under the Basic Documents and any statutory lien under Section 1H(e) of the Statute.

         g. NO PROCEEDINGS. To the best knowledge of the Note Issuer, there are no legal or governmental proceedings pending or threatened to which the Note Issuer is or reasonably could be a party or to which any of its property is or reasonably could be subject, which might result, singly or in the aggregate, in a material adverse effect on the enforceability of the Notes.

         h. INVESTMENT COMPANY. The Note Issuer is not and, after giving effect to the offering and sale of the Notes and the application of the net proceeds thereof as described in the

Registration Statement, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

         i. 1935 ACT. The Note Issuer is not and, after giving effect to the offering and sale of the Notes and the application of the net proceeds thereof as described in the Registration Statement, will not be, a "holding company," as such term is defined in the 1935 Act.

         j. MARGIN RULES. The Note Issuer has not taken any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

         k. NO MATERIAL ADVERSE CHANGE. Since the date as of which information is given in the Registration Statement and other than as set forth in the Registration Statement (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change in the assets, business, management or operations of the
Note Issuer and (ii) other than the Notes and as contemplated by the Basic Documents, the Note Issuer has not incurred any material liability or obligation, direct or contingent.

4.       COVENANTS

         The Note Issuer covenants and agrees that, until payment in full of the Notes, unless the Delaware Trustee, on behalf of the Certificate Issuer, shall otherwise give prior written consent, the Note Issuer shall perform all covenants in this Section 4.

         a. STOP ORDERS, ETC. To advise the Delaware Trustee, as the representative of the Certificate Issuer, the Agencies and the Certificate Trustee promptly and, if requested by the Delaware Trustee, on behalf of the Certificate Issuer, the Agencies or the Certificate Trustee, confirm such advice in writing, of the issuance by the Commission or any state securities commission of any stop order or an order suspending the qualification or exemption from qualification of any Note or Certificate for offering or sale in any jurisdiction in which the Certificates have been offered or the initiation of any proceeding by the Commission, any state securities commission or any other federal or state regulatory authority for such purpose. The Note Issuer shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Note or Certificate under the Securities Act, or any state securities or blue sky laws and, if at any time the Commission or any state securities commission or other federal or state regulatory authority shall issue a stop order or an order suspending the qualification or exemption of any Note or Certificate under the Securities Act or any state securities or blue sky laws, the Note Issuer shall use its reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

         b. USURY. To the extent permitted by applicable law, not to claim voluntarily the benefit of any usury laws against the holders of any Notes. To the extent permitted by applicable law, to resist actively any attempts to claim the benefit of any usury laws against the holders of any Notes.

         c. SATISFY CONDITIONS PRECEDENT. To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Issuance Date and to satisfy all conditions precedent to the delivery of the Notes.

         d. CERTIFICATES AND OPINIONS. At the written request of the Delaware Trustee on behalf of the Certificate Issuer, the Agencies, or the Certificate Trustee, to provide, or cause to be provided, to the Delaware Trustee as the representative of the Certificate Issuer, the Agencies or the Certificate Trustee, as applicable, a copy of any requested certificate, notice, opinion or other document delivered by the Note Issuer to the Note Trustee pursuant to the terms of the Note Indenture.

5.       MISCELLANEOUS

         a. FEES.

         The Note Issuer agrees to reimburse the Certificate Issuer, the Certificate Trustee, the Delaware Trustee and the Agencies and their respective officers, directors and each person, if any, who controls the Certificate Issuer, the Certificate Trustee, the Delaware Trustee or the Agencies within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the reasonable fees and expenses of counsel) reasonably incurred by them in connection with enforcing their rights under this Agreement (including, without limitation, their respective rights under this Section 5(a)); provided, however, that the
Note Issuer's obligations pursuant to this Section 5(a) shall be treated as Operating Expenses under the Note Indenture and shall be payable only to the extent that funds are available for such Operating Expenses in the priority set forth in Section 8.02(d) of the Note Indenture.

         b. EFFECTIVE DATE OF AGREEMENT.

         This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

         c. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS.

         All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the purchase of the Notes hereunder. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of the Note Issuer set forth in Section 5(a), except as otherwise expressly provided therein, shall survive the payment of the Notes and the termination of this Agreement.

         d. NOTICE.

         Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Note Purchase Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, facsimile transmission or electronic mail (confirmed by telephone, United States mail or courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid, if to the Agencies, to:

                 Massachusetts Development Finance Agency
                      75 Federal Street
                      Boston, Massachusetts 02110
                 Attention: General Counsel
                 Facsimile: (617) 727-8741
                 Telephone: (617) 451-2477

                 and

                 Massachusetts Health and Educational Facilities Authority
                      99 Summer Street
                      10th Floor
                      Boston, Massachusetts 02110
                 Attention: General Counsel
                 Facsimile: (617) 737-8366
                 Telephone: (617) 737-8377

         if to the Certificate Issuer, to:

                 The Bank of New York (Delaware), as Delaware Trustee for the Massachusetts RRB Special Purpose Trust WMECO-1
                      White Clay Center
                      Route 273
                      Newark, Delaware 19711
                 Attention:
                 Facsimile: (___) ___-____
                 Telephone: (___) ___-____

                 with a copy to:

                 The Bank of New York
                      101 Barclay Street
                      Floor 12 East
                      New York, NY 10826
                 Attention: ABS Unit
                 Facsimile: (212) 815-5563
                 Telephone: (212) 815-5368

                 (with copies to the Agencies at the addresses listed herein) if to the Certificate Trustee or the Note Trustee, to:

                 The Bank of New York, as trustee
                      101 Barclay Street
                      Floor 12 East
                      New York, NY 10826
                 Attention: ABS Unit
                 Facsimile: (212) 815-5563
                 Telephone: (212) 815-5368

         if to the Delaware Trustee, to:

                 The Bank of New York (Delaware), as trustee
                      White Clay Center
                      Route 273
                      Newark, Delaware 19711
                 Attention:
                 Facsimile: (___) ___-____
                 Telephone: (___) ___-____

                 with a copy to:

                 The Bank of New York
                      101 Barclay Street
                      Floor 12 East
                      New York, NY 10826
                 Attention: ABS Unit
                 Facsimile: (212) 815-5563
                 Telephone: (212) 815-5368

         if to the Note Issuer, to:

                 WMECO Funding LLC
                      c/o Western Massachusetts Electric Company
                      174 Brush Hill Avenue
                      West Springfield, MA 01089
                 Attention: Assistant Treasurer-Finance
                 Facsimile: 860-665-5457
                 Telephone: 860-665-3258
                 Email:     shoopra@nu.com
                 with a copy to:

                 Western Massachusetts Electric Company
                      c/o Northeast Utilities Service Company
                      107 Selden Street
                      Berlin, CT 06037
                 Facsimile: 860-665-5457
                 Telephone: 860-665-3258
                 Email:     shoopra@nu.com

         e. PARTIES.

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of the Note Issuer, the Note Trustee, the Certificate Issuer, the Certificate Trustee, the Delaware Trustee, the Agencies, the directors and officers of the Certificate Issuer, the Certificate Trustee, the Delaware Trustee and the Agencies, any controlling persons referred to herein, the directors, officers and any manager of the Note Issuer (not in their individual capacities but in their respective capacities as directors, officers or manager of the Note Issuer) and their respective successors and assigns, all as and to the extent provided in this Agreement, all of which Persons shall have rights of enforcement with respect hereto, and no other Person shall acquire or have any right under or by virtue of this Agreement, except as contemplated by the Certificate Indenture and the other Basic Documents. The term "successors and assigns" shall not include a purchaser of any of the Notes from the Certificate Issuer merely because of such purchase.

         f. GOVERNING LAW.

         This Agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of The Commonwealth of Massachusetts, without regard to its conflict of laws principles.

         g. SEVERABILITY.

         If any provision of this Agreement shall be prohibited or invalid under applicable law, the Agreement shall be ineffective only to such extent, without invalidating the remainder of the Agreement.

         h. FURTHER ASSURANCES.

         The Note Issuer agrees to execute and deliver such instruments and take such actions as the Delaware Trustee on behalf of the Certificate Issuer, the Agencies or the Certificate Trustee may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

         i. HEADINGS.

         Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         j. COUNTERPARTS.

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

         k. LIMITATION OF LIABILITY.

         It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York (Delaware), not individually or personally but solely as Delaware Trustee on behalf of the Certificate Issuer, in the exercise of the powers and authority conferred and vested in it, (b) any representations, undertakings and agreements herein made by the Delaware Trustee on behalf of the Certificate Issuer are made and intended not as personal representations, undertakings and agreements by The Bank of New York (Delaware) but are made and intended for the purpose of binding only the Certificate Issuer, (c) nothing herein contained shall be construed as creating any liability on The Bank of New York (Delaware), individually or personally, to perform any covenant either expressed or implied contained herein, except in its capacity as Delaware Trustee, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any Person claiming by, through or under such parties and (d) under no circumstances shall The Bank of New York (Delaware) be personally liable for the payment of any indebtedness or expense of the Certificate Issuer or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Certificate Issuer under this Agreement; provided, however, that this provision shall not protect The Bank of New York (Delaware) against any liability that would otherwise be imposed by reason of willful misconduct, bad faith or negligence in the performance of its obligations and duties under this Agreement in accordance with the standard of care set forth in the Declaration of Trust.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

           IN WITNESS WHEREOF, the Note Issuer and the Certificate Issuer have caused this Note Purchase Agreement to be duly executed under seal by their respective officer or trustee, all as of the day and year first above written.

                                       WMECO FUNDING LLC,
                                       a Delaware limited liability company



                                       By:
                                           -------------------------------------
                                           Name: Randy A. Shoop
                                           Title: President



                                       MASSACHUSETTS RRB SPECIAL
                                       PURPOSE TRUST WMECO-1, a business trust
                                       organized under the laws of the State of Delaware


                                       By: THE BANK OF NEW YORK
                                       (DELAWARE), as Delaware Trustee



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                  SCHEDULE 1(a)

                                      NOTES

CLASS OF NOTES          PRINCIPAL AMOUNT          PURCHASE PRICE (%)
--------------          ----------------          ------------------
     A-1                   $                          %
              Total:       $ --------
                           ==========